Exhibit 10.3

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 29, 2025, is made and entered into by and among Marine Thinking Holdings Inc., a company incorporated under the Laws of Canada (the “Company”), Hercules Capital Management Corp, a British Virgin Islands company (the “Sponsor”), and the undersigned parties listed on the signature page(s) hereto (such person, together with the Sponsor, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, are each referred to herein as a “Holder,” and, collectively, the “Holders”.

RECITALS

WHEREAS, the Company, Marine Thinking Inc., a company incorporated under the Laws of Canada (“MTI”) and 17358750 CANADA INC., a company incorporated under the Laws of Canada (the (“Amalgamation Sub”) have entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”) dated as of October 29, 2025, pursuant to which, among other things, (a) the Company continued from the Cayman Islands to Canada, (b) MTI and Amalgamation Sub amalgamated such that the Amalco (as defined in the Business Combination Agreement) has become a wholly owned subsidiary of the Company, and in connection therewith the shareholders of MTI received SPAC Class A Shares (as defined in the Business Combination Agreement, and referred to herein as “Common Shares”) (such transactions and the other transactions consummated pursuant to the Business Combination Agreement, the “Transactions”);

WHEREAS, in connection with the Closing under the Business Combination Agreement, certain of the Holders will deliver to the Company a lock-up agreement providing that such Holders shall be prohibited from the sale, assignment or transfer of certain of the Common Shares (each a “Lock-Up Agreement”);

WHEREAS, the SPAC, the Sponsor and certain other Holders are parties to that certain Registration Rights Agreement, dated July 2, 2024 (the “Prior Agreement”), and such parties to the Prior Agreement intend to amend and restate the Prior Agreement as set forth in this Agreement; and

WHEREAS, the Company and the Holders desire to provide for certain rights and obligations included herein with respect to the Registrable Securities (as defined below) held by the Holders, in each case contingent upon the occurrence of, and effective as of, the Closing (as defined below).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article 1 DEFINITIONS

1.1 Definitions. The terms defined in this Article 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement or Prospectus were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Block Trade” shall have the meaning given in Section 2.4.1.

“Business Combination Agreement” shall have the meaning given in the Recitals.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York, the Cayman Islands, Canada and Hong Kong.

“Closing” shall have the meaning given to such term in the Business Combination Agreement.

“Closing Date” shall have the meaning given to such term in the Business Combination Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Common Shares” shall have the meaning given in the Recitals.

“Company” shall have the meaning given in the Preamble and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Company Shelf Takedown Notice” shall have the meaning given in Section 2.1.4.

“Competing Registration Rights” shall have the meaning given in Section 6.6.

“Demand Registration” shall have the meaning given in Section 2.2.1.

“Demanding Holder” shall have the meaning given in Section 2.2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form F-1 Shelf” shall have the meaning given in Section 2.1.1.

“Form F-3 Shelf” shall have the meaning given in Section 2.1.1.

“Holders” shall have the meaning given in the Preamble, for so long as such person or entity holds any Registrable Securities.

“IPO Underwriter” means Maxim Group LLC.

“Minimum Amount” means $5 million.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Piggyback Registration” shall have the meaning given in Section 2.3.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Prospectus Date” shall mean the date of the final prospectus filed with the Commission and relating to the Company’s initial public offering.

“Registrable Security” shall mean (a) any outstanding Common Shares or any other equity security (including any Common Shares issued or issuable upon the exercise, conversion or exchange of any other equity security) of the Company held by a Holder immediately following the Closing, (b) any Common Shares or other equity securities (including any Common Shares issued or issuable upon the exercise, conversion or exchange of any other equity security) of the Company issuable upon conversion, exercise or exchange of any working capital loans in an amount up to $1,500,000 made to the Company by the Sponsor, and (c) any other equity security of the Company issued or issuable with respect to any such Common Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, spin-off, consolidation, reorganization or other similar events; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates or book entry positions for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Shares are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) in an Underwritten Offering or Other Coordinated Offering, reasonable and documented fees and expenses not to exceed $75,000 in the aggregate for each such Registration, of one (1) legal counsel selected by (i) the majority-in-interest of the Demanding Holders initiating a Demand Registration, (ii) the majority-in-interest of the Shelf Demanding Holders initiating an Underwritten Shelf Takedown, or (iii) the majority-in-interest of participating Holders under Section 2.3 if the Registration was initiated by the Company for its own account or that of a Company shareholder other than pursuant to rights under this Agreement, in each case with the approval of the Company, which approval shall not be unreasonably withheld.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in Section 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall have the meaning given in Section 2.1.1.

“Shelf Demanding Holders” shall mean the applicable Holders having the right to make, and actually making, a written demand for an Underwritten Shelf Takedown of Registrable Securities pursuant to Section 2.1.4.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Requesting Holders” shall have the meaning given in Section 2.1.4.

“Shelf Takedown Notice” shall have the meaning given in Section 2.1.4.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering (as defined below) and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

Article 2 REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Filing. Upon or within 30 calendar days following the Closing Date, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or a Registration Statement for a Shelf Registration on Form F-3 (the “Form F-3 Shelf,” and together with the Form F-1 Shelf, the New Registration Statement and any Subsequent Shelf Registration Statement, the “Shelf”), if the Company is then eligible to use a Form F-3 Shelf, in each case, covering the public resale of all the Registrable Securities (determined as of two (2) Business Days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the ninetieth (90th) calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. In the event the Company files a Form F-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form F-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form F-3 Shelf as soon as practicable after the Company is eligible to use Form F-3. The Company shall maintain a Shelf in accordance with the terms hereof, and shall use commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4. If (i) a Registration Statement covering the resale of all of the Sponsor’s Registrable Securities is (A) not filed with the SEC on or before the 30th calendar day after the Closing (“Filing Deadline”) for such Registration Statement (a “Filing Failure”) then in accordance with this Section 2.1.1, the Company shall pay to the Sponsor immediately an amount in cash equal to $3,000 for each day (the "Late Fee") on which a Filing Failure exits until such Registration Statement is subsequently filed with the SEC, it being understood that the total amount of Late Fees payable by the Company shall not exceed $500,000.

2.1.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act with respect to the public resale of all the Registrable Securities (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) at the time of filing and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form F-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.3 Additional Registrable Securities. Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of a Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such additional Registrable Securities to be so covered twice per calendar year for each of the Sponsor and the other Holders (as a group).

2.1.4 Requests for Underwritten Shelf Takedowns. Subject to Section 3.4, at any time and from time to time after the expiration of any lock-up period to which the Registrable Securities are subject and when an effective Shelf is not on file with the Commission, one or more Holders of such Registrable Securities may request to sell all or any portion of such Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Shelf Requesting Holder, either individually or together with other Shelf Requesting Holders, with an aggregate offering price, net of underwriting discounts and commissions, reasonably expected to exceed the Minimum Amount. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company at least 48 hours prior to the public announcement of the Underwritten Shelf Takedown (a “Shelf Takedown Notice”), which Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Within five (5) Business Days after receipt of any Shelf Takedown Notice, the Company shall give written notice of such requested Underwritten Shelf Takedown to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Underwritten Shelf Takedown (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Underwritten Shelf Takedown, a “Shelf Requesting Holder”) shall so notify the Company of its intent to participate in such Underwritten Shelf Takedown, in writing, within five (5) business days after the receipt by such Holder of the Company Shelf Takedown Notice. Upon receipt by the Company of any such written notification from a Shelf Requesting Holder to the Company, subject to the provisions of Section 2.2.4, the Company shall include in such Underwritten Shelf Takedown all Registrable Securities of such Shelf Requesting Holder. Subject to 2.4.4, the Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Shelf Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). Any Underwritten Shelf Takedown effected pursuant to this Section 2.1.4 shall be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2. Notwithstanding anything to the contrary in this Agreement, the Company may consummate an Underwritten Offering pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering. Notwithstanding anything to the contrary in this Agreement, the IPO Underwriter may demand an Underwritten Offering pursuant to this Section 2.1.4 or Section 2.2.1 on only one (1) occasion and only during the period commencing on the date of this Agreement and ending on the second anniversary of the date of this Agreement, and, thereafter, will no longer have any rights under this Section 2.1.4 or Section 2.2.1.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to the provisions of Section 2.2.4 and Section 3.4 and provided that the Company does not have an effective Registration Statement pursuant to Section 2.1 covering Registrable Securities, at any time after the thirtieth day the Closing, either (i) the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Holders (other than the Sponsor) or (ii) the Sponsor or its Affiliates or transferees (the “Demanding Holders”) may make a written demand for Registration under the Securities Act of all or part of their Registrable Securities on (a) Form F-1, or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities or (b) if available, Form F-3, which in the case of either clause (a) or (b), may be a shelf registration statement filed pursuant to Rule 415 under the Securities Act, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) Business Days after the receipt by the Holder of the notice from the Company. For the avoidance of doubt, to the extent a Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.2, but is not the Holder who exercises such Demand Registration rights, the exercise by such Requesting Holder of its rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, subject to Section 2.2.4 below, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall file, as soon thereafter as practicable, but no more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration, and the Company shall use reasonable best efforts to effect the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration as soon as practicable. Under no circumstances shall the Company be obligated to effect more than (i) an aggregate of three (3) Registrations pursuant to a Demand Registration or an Underwritten Shelf Takedown initiated by the Sponsor or its Affiliates (including their permitted assigns), as a group, and (ii) an aggregate of three (3) Registrations pursuant to a Demand Registration or an Underwritten Shelf Takedown initiated by the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities held by the Holders (other than the Sponsor) (including their permitted assigns), as a group, in each case under Section 2.1.4 or this Section 2.2.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the Demanding Holders and the Requesting Holders (or in the case of an Underwritten Shelf Takedown, the Shelf Demanding Holders and the Shelf Requesting Holders) to be registered on behalf of the Demanding Holders and the Requesting Holders (or in the case of an Underwritten Shelf Takedown, the Shelf Demanding Holders and the Shelf Requesting Holders) in such Registration have been sold, in accordance with Section 3.1 of this Agreement. Notwithstanding anything to the contrary in this Agreement, the IPO Underwriter may demand an Underwritten Offering pursuant to Section 2.1.4 or this Section 2.2.1 on only one (1) occasion and only during the period commencing on the date of this Agreement and ending on the second anniversary of the date of this Agreement, and, thereafter, will no longer have any rights under Section 2.1.4 or this Section 2.2.1.

2.2.2 Effective Registration. Notwithstanding the provisions of Section 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; and provided further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.2.3 Underwritten Offering. Subject to the provisions of Section 2.1.4 and Section 3.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2.3 shall enter into an underwriting agreement in customary form with the Company and the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering advise the Demanding Holders (or Shelf Demanding Holders, as applicable) in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Demanding Holders (or Shelf Demanding Holders, as applicable) shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all participating Holders thereof, including the Demanding Holders (or Shelf Demanding Holders, as applicable), in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

2.2.5 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing an Underwritten Offering, a majority-in-interest of the Demanding Holders (or Shelf Demanding Holders, as applicable) initiating such Underwritten Offering shall have the right to withdraw from such Underwritten Offering for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Offering; provided that the remaining Demanding Holders (or Shelf Demanding Holders, as applicable) may elect to have the Company continue such Underwritten Offering if the Minimum Amount would still be satisfied by the Registrable Securities proposed to be sold in such Underwritten Offering by the remaining Demanding Holders (or Shelf Demanding Holders, as applicable). If withdrawn, a demand for an Underwritten Offering shall be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2.1, unless either (i) such Demanding Holder (or Shelf Demanding Holder, as applicable) has not previously withdrawn any Underwritten Shelf Takedown or (ii) such Demanding Holder (or Shelf Demanding Holder, as applicable) reimburses the Company for all Registration Expenses with respect to such Underwritten Offering (or, if there is more than one Demanding Holder or Shelf Demanding Holder, as applicable, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder or Shelf Demanding Holder, as applicable, has requested be included in such Underwritten Offering); provided that, if one or more Demanding Holders (or Shelf Demanding Holders, as applicable) elect to continue such Underwritten Offering pursuant to the proviso in the immediately preceding sentence, such Underwritten Offering shall instead count as a Registration demanded by such remaining Demanding Holders (or Shelf Demanding Holders, as applicable), as applicable, for purposes of Section 2.2.1. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Offering prior to its withdrawal under this Section 2.2.5, other than if a Demanding Holder (or Shelf Demanding Holder, as applicable) elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.2.5.

2.2.6 New Registration Statement. Notwithstanding the registration obligations set forth in Section 2.1 or this Section 2.2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 under the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (a) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission and/or (b) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), on Form F-3, or if Form F-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities to register a lesser amount of Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders. In the event the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clause (a) or (b) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or provided by SEC Guidance to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement.

2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If, at any time after the Closing, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, pursuant to Section 2.1.4 or Section 2.2.3 hereof), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, (iv) relating solely to a transaction covered by Rule 145 under the Securities Act, or (v) on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and at such time there is no effective Shelf Registration covering the Registrable Securities, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) Business Days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.3.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this Section 2.3.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.3.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.3.2 Reduction of Piggyback Registration. If the total amount of securities, including Registrable Securities, requested by holders of Registrable Securities to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of the Registrable Securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the Registrable Securities so included shall first be allocated to the Sponsor to include all Registrable Securities proposed to be sold by the Sponsor or its affiliates, and then, if there are more Registrable Securities to be included after including those proposed to be sold by the Sponsor, such more Registrable Securities shall be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders). For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and holders of capital stock of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence.

2.3.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder or Shelf Demanding Holder, whose right to withdraw from an Underwritten Offering, and related obligations, shall be governed by Section 2.2.5) shall have the right to withdraw all or any portion of its Registrable Securities from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to an Underwritten Offering, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.2.5), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.3.4 Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.2.5, any Piggyback Registration effected pursuant to Section 2.3 shall not be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2.1.

2.4 Block Trades; Other Coordinated Offerings.

2.4.1 Notwithstanding any other provision of this Article 2, but subject to Section 3.4, at any time and from time to time when an effective Registration Statement is on file with the Commission, if a Demanding Holder or Shelf Demanding Holder, as applicable, wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, (an “Other Coordinated Offering”), in each case, either (x) with an aggregate offering price reasonably expected to be at least the Minimum Amount or (y) of all remaining Registrable Securities held by the Demanding Holder or Shelf Demanding Holder, then such Demanding Holder or Shelf Demanding Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) Business Days prior to the day such offering is to commence and the Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders or Shelf Demanding Holders, as applicable, representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering. For the avoidance of doubt, neither a Block Trade nor an Other Coordinated Offering shall include an offering of Registrable Securities in which a negative assurance letter of counsel to the Company or a comfort letter of the accountants of the Company is to be delivered to the Underwriters or the brokers, sales agents or distribution agents, as applicable.

2.4.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders or Shelf Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.2.

2.4.3 Notwithstanding anything to the contrary in this Agreement, Section 2.3 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder or a Shelf Demanding Holder pursuant to this Agreement.

2.4.4 The Demanding Holder or Shelf Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.4.5 A Holder in the aggregate may demand no more than two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.4 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4 shall not be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2.1, and the procedures set forth in Section 2.1.4 or Section 2.2.3, as applicable, with respect to an Underwritten Offering shall not apply with respect thereto.

Article 3 COMPANY PROCEDURES

3.1 General Procedures. If the Company is required to effect the Registration of Registrable Securities pursuant to this Agreement, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by (i) the Sponsor or (ii) any Holders holding at least ten percent (10%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority-in-interest of the Registrable Securities included in such registration;

3.1.6 provide a transfer agent as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to enter into confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering which the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting agreement or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or Underwriters or the broker, placement agent or sales agent of such offering or sale;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $15,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of the Common Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Foreign Private Issuer Status. As of such time as the Company ceases to be a “foreign private issuer” (as defined in Rule 12b-2 under the Exchange Act), (i) all references in this Agreement to Form F-1 or a Form F-1 Shelf shall thereafter be deemed to refer to Form S-1 or a shelf registration on Form S-1, respectively, (ii) all references in this Agreement to Form F-3 or a Form F-3 Shelf shall thereafter be deemed to refer to a Form S-3 or a shelf registration on Form S-3, respectively, and (iii) the Company shall promptly take all actions reasonably necessary to ensure the Holders gain the expected benefit of this Agreement, including by filing (and making effective) any post-effective amendment to an existing Registration Statement, a Subsequent Shelf Registration Statement or other New Registration Statement.

Article 4 INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement, except in the case of fraud or willful misconduct by such Holder. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

Article 5 Voting Undertaking

Each Holder undertakes to the Sponsor that it shall vote or cause to be voted all of the Common Shares beneficially owned by such Holder from time to time in favor of the election of one individual nominated by the Sponsor to be a director of the board of directors of the Company at every meeting (or in connection with any request for action by written consent) of the shareholders of the Company at which such election is considered and at every adjournment or postponement thereof, and to execute a written consent or consents if shareholders of the Company are requested to vote on such matter through the execution of an action by written consent. This Article 5 shall immediately terminate and be of no further force and effect if the Sponsor beneficially owns less than 5% of the total issued and outstanding Common Shares.

Article 6 MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: [●], and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2 Subject to Section 6.2.5, this Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any legally permitted transfer of Registrable Securities by any such holder (subject to lock-up restrictions under the Lock-up Agreement).

6.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders.

6.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement.

6.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

6.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; provided further, that any amendment hereto or waiver hereof shall also require the written consent of the Sponsor. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.6 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. The Company hereby agrees and covenants that it will not grant rights to register any of its Common Shares or other equity securities pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Holders hereunder (such rights “Competing Registration Rights”) without the prior written consent of the Sponsor so long as it still holds any Registrable Securities. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.7 Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5, Article 4, Article 5 and this Article 6 shall survive any termination.

6.8 Adjustments. If, and as often as, there are changes in the Registrable Securities by way of share split, share dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

6.9 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written. This Agreement will amend and restate the Prior Agreement to read as set forth herein, when it has been duly executed by parties having the right to so amend and restate the Prior Agreement pursuant to the terms thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Company:

Marine Thinking Holdings Inc.

By:
Name:
Title:

HOLDERS:

Hercules Capital Management Corp

By:
Name:
Title:

Maxim Group LLC

By:
Name:
Title:

Lauren Simmons

By:
Name:	Lauren Simmons

Kevin McKenzie

By:
Name:	Kevin McKenzie

CLEL Inc.

By:
Name:
Title:

Xiaoge Cheng

By:
Name:	Xiaoge Cheng

Shiwei Liu

By:
Name:	Shiwei Liu

WenWen Pei

By:
Name:	WenWen Pei

PCP Ventures 2021 LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Yongbiao Ding Management

By:
Name:
Title:

Li Ding and Partners LP

By:
Name:
Title:

Alpha Glory Ventures Limited

By:
Name:
Title:

Tong Wang

By:
Name:	Tong Wang

Jun Liu

By:
Name:	Jun Liu

Electrum Ventures Ltd.

By:
Name:
Title:

Great CMC International Limited

By:
Name:
Title:

Skywind Capital Limited

By:
Name:
Title:

Jingbo Zhang

By:
Name:	Jingbo Zhang

Xiaojing Chen

By:
Name:	Xiaojing Chen

Lei Liu

By:
Name:	Lei Liu

[Signature Page to Registration Rights Agreement]